UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2006

BrandPartners Group Inc.
(Exact name of Company as specified in its charter)

Delaware     0-16530     13-3236325
(State or Other Jurisdiction)    (Commission File Number)  (I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 335-1400`

N/A

 (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2006, BrandPartners Group, Inc. (the “Company”) entered into a Separation Agreement and Release (the “Separation Agreement”) with Anthony Cataldo, a member of the Company’s board of directors. The Separation Agreement provided for, among other things, (i) payment to Mr. Cataldo of $180,000 for fees due under his agreement dated March 16, 2005 by and between the Company and Mr. Cataldo (the “Agreement”), (ii) reimbursement of Mr. Cataldo’s expenses incurred on behalf of the Company, (iii) issuances of $90,000 worth of shares of restricted Common Stock of the Company, as determined by a formula based on the current fair market value of such shares, (iv) full vesting and the right to exercise all previously granted stock options, to the end of the term of the respective option, (v) termination of his Agreement, (vi) execution by Mr. Cataldo of a general release of all claims, known and unknown, against the Company, and (vii) resignation by Mr. Cataldo as a director of the Company.

The Agreement shall be effective on August 10, 2006 unless terminated and rescinded prior to such date by Mr. Cataldo. Mr. Cataldo was also granted cost free piggyback registration rights with respect to the common shares. The Company contemplates that the issuances of the common shares shall be exempt from registration by virtue of Section 4(2) of the Securities Act of 1933, as amended.

A copy of the Separation Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

On August 10, 2006, the Company issued a press release announcing Mr. Cataldo’s resignation from the board of directors. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1  Separation Agreement and Release dated August 10, 2006

99.1  Press Release dated August 10, 2006

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDPARTNERS GROUP INC.

Date: August 10, 2006
By: /s/ James F. Brooks
    James F. Brooks, Chairman, President and Chief Executive Officer